NXP to Merge with Freescale Creates an Industry Powerhouse Investor Presentation | March 2 nd , 2015 Exhibit 99.1

SECURE CONNECTIONS FOR A SMARTER WORLD
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Forward Looking Statement
FSL’s and NXP’s forward-looking statements are based on assumptions that may not prove to be accurate.  Neither FSL nor NXP can guarantee future results, level of activity, performance or achievements.  Moreover, neither FSL nor NXP assumes responsibility for the accuracy and completeness of any of these forward-looking statements. FSL and NXP assume no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
the diversion of management time on transaction-related issues.
The ability of either NXP or FSL to effectively integrate their businesses; and
NXP’s and FSL’s ability to achieve the synergies and value creation contemplated by the proposed transaction;
the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;
the risk that a condition to closing of the proposed transaction may not be satisfied;
the timing to consummate the proposed transaction;
the failure to consummate or delay in consummating the proposed transaction for other reasons;
Certain statements in this communication regarding the proposed transaction between NXP Semiconductors N.V. (“NXP”) and Freescale Semiconductor, Ltd.
(“FSL”) are “forward-looking” statements.  The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,”
“outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely,” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements.  These forward-looking statements, which are subject to numerous factors, risks and uncertainties about NXP and FSL, may include projections of their respective future business, strategies, financial condition, results of operations and market data.
These statements are only predictions based on current expectations and projections about future events.  There are important factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected, including the risk factors set forth in NXP’s most recent Form 20-F and
FSL’s most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:
the failure to obtain the approval of shareholders of NXP or FSL in connection with the proposed transaction;

Strategically & Financially Compelling Transaction
Acceleration of our strategy in Secure Connections for a Smarter World
Creates a powerhouse in High Performance Mixed Signal
Establishes NXP as the #1 automotive semiconductor supplier
(1)
Establishes NXP as the #1 broad-based MCU supplier
(2)
Anticipate $200M of cost synergies in the first full year after close
Clear path to $500M of annual run rate cost synergies
Accretive to non-GAAP EPS in the first full year
3x net debt/TTM adj. EBITDA at close; reducing to 2x within 6 quarters
Will Drive Significantly Higher Cash Flow
Note
1.
2.
SECURE CONNECTIONS FOR A SMARTER WORLD
Based on NXP Corporate Market Intelligence estimates for 2014, excludes Automotive MCU products
IHS

Outstanding Strategic Fit – Secure Connections for a Smarter World
• Combined company will
• Be the leader in automotive semiconductors
• Leverage NXP security leadership plus Freescale broad MCU
• Influence evolution of Secure Car & ADAS solutions
• Capture emerging growth in the Smarter World
• Broad, diverse customer base
• Complementary market reach across US, EU, China
• Ability to effectively cross-sell total solutions
• Strong and broad product portfolio for emerging IoT market
• Reinforces the NXP Value Proposition
• Grow >1.5x faster than the market
• Deliver superior profitability

SECURE CONNECTIONS FOR A SMARTER WORLD
Connected
Car
Security
Portable &
Wearable
Internet
of Things

Transaction Overview
Consideration
• Total consideration per share
• 0.3521 NXP shares (fixed exchange ratio)
• $6.25 per share in cash
• Total equity value: $11.8 Billion
• $9.8 Billion in equity
• $2.0 Billion in cash
• Freescale shareholders to own just below 32% of combined company
Sources of Financing
• 115 Million shares of NXP common stock (approx.)
• $1 Billion cash from NXP’s balance sheet
• $1 Billion in new debt financing
Approval Process
• NXP and Freescale Board of Directors have unanimously approved
• NXP and Freescale shareholder approval required
• Regulatory approvals in various jurisdictions
Timing of Transaction Close
• Expected in the second half of 2015, subject to customary closing conditions
SECURE CONNECTIONS FOR A SMARTER WORLD

HPMS Market Leader with Sharper Focus, Broader Reach
1.
2.
13%
77%
23% 87%
STDP HPMS
Combined Company Becomes
• The Market Leader in HPMS
• #4 Largest Semi Supplier
• #1 Auto Semi Supplier
• #1 Broad-based MCU
• Minimal Overlap
• Doubles NXP HPMS SAM
NXP & FSL Overlap HPMS
$-
$10
$20
$30
$40
$50
NXP SAM 2014E ($B)
FSL SAM 2014E ($B)
NXP + FSL SAM 2014E ($B)
$-
$2
$4
$6
$8
$10
NXP Revenue 2014 ($B) FSL Revenue 2014 ($B)
NXP + FSL Revenue 2014 ($B)
SECURE CONNECTIONS FOR A SMARTER WORLD

2
1
Based On
NXP Corporate Market Intelligence Estimates; estimates for 2014, excludes Automotive MCU products
NXP Corporate Market intelligence estimate: Total semiconductor market excluding memory

SECURE CONNECTIONS FOR A SMARTER WORLD
Establishes NXP as #1 Auto Semiconductor Vendor
Global Auto Semiconductor
TAM, 2013 $26B
(1)
• #1 Auto Semi Supplier
1,2
• Doubles Addressable Market
• Broad Portfolio, No Product Overlap
• Leadership Positions
1,2
• Car Entertainment
• Keyless Entry & Access
• In-Vehicle Networking
• Chassis & Safety
• Powertrain
• Synergistic Future Growth Opportunities
• Infotainment (Audio and Apps Proc.)
• Securing the Car
• ADAS (Radar, Vision, Secure V2X)
• Highly Valued Supplier to All Major OEMs
Based On
1.
2.
NXP +
13%
#2
11%
#3
9%
#4
7%
#5
6%
#6
5%
#7
3%
#8
3%
#9
3%
Others
40%
NXP Corporate Market Intelligence estimates for 2014
IHS

SECURE CONNECTIONS FOR A SMARTER WORLD
Creates the Leader in Broad-based MCU
(2)
MCU Semiconductor TAM
2013 $11B
(1)
• #1 in Broad-based MCU
(2)
• Leader in fast growing 32-bit ARM MCU
(2)
• Broad-based, general purpose MCU portfolio
• Ability to pull-through Analog with MCU platform
• Outstanding customer access in key growth verticals
• Synergistic Future Growth Opportunities
• Ideally Positioned to deliver IoT Solutions
• Security
• MCU
• Software
• Connectivity
• Building on extensive customer base
Gained
Share 2014
(2)
#1
15%
NXP+
14%
#3
10%
#4
9%
#5
8%
#6
8%
#7
6%
#8
3%
#9
3%
Others
24%
Based On
1.
2.
IHS, MCU Market excluding Automotive
NXP Corporate Market Intelligence estimates for 2014, excludes Automotive MCU products

SECURE CONNECTIONS FOR A SMARTER WORLD
Compelling Value Proposition
Will drive Significant Additional Shareholder Value
World Leader in Automotive semiconductors
Strengthen Position in High Growth Focus Markets
Profitable Growth
Leveraging Operational Excellence & Cost Synergies
Strong Cash Generation
World-Class Team Globally
Customer-Focused Passion to WIN

SECURE CONNECTIONS FOR A SMARTER WORLD
Additional Information about the Merger and Where to Find it.
No Offer or Solicitation
This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval.  This communication relates to a proposed business combination between NXP and FSL.
Participants in Solicitation
NXP, FSL, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the directors and executive officers of NXP is set forth in its Annual Report on Form 20-F for the year ended December 31, 2013, which was filed with the SEC on February 28, 2014, and in its Form 6-K furnished to the SEC on May 20,
2014.  Information about the directors and executive officers of FSL is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 6, 2015, and its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on
March 21, 2014.
These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Important Information For Investors And Shareholders
In connection with this proposed business combination, NXP and/or FSL may file one or more proxy statements, registration statements, proxy statement/prospectus or other documents with the Securities and Exchange Commission (the “SEC”).  This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document NXP and/or FSL may file with the SEC in connection with the
REGISTRATION STATEMENT(S), PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC
CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Any definitive proxy statement(s) (if and when available) will be mailed to shareholders of NXP and/or FSL, as applicable.  Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by NXP and/or FSL through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by NXP will also be available free of charge on NXP’s
Investor Relations internet website at http://www.nxp.com/investor or by contacting NXP’s Investor Relations Contact by phone at
1-408-518-5411.  Copies of the documents filed with the SEC by FSL will be available free of charge on FSL’s Investor Relations internet website at
http://investors.freescale.com or by writing to Freescale Semiconductor, Ltd., c/o Freescale Semiconductor, Inc., 6500 William Cannon Drive West, Austin,
Texas 78735, Attention: Investor Relations or by phone at 1-512-895-2454.
proposed transaction. INVESTORS AND SECURITY HOLDERS OF NXP AND FSL ARE URGED TO READ THE PROXY STATEMENT(S),